Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Net income for the year	$ 554,692	$ 435,121	$ 8,877
Other comprehensive income:
Unrealized gain / (loss) on cash flow hedges, net (Notes 20 and 22)	46,435	6,799	(6,806)
Reclassification of amount excluded from the interest rate caps assessment of effectiveness based on an amortization approach to Interest and finance costs	1,286	0	0
Effective portion of changes in fair value of cash flow hedges (Notes 20 and 22)	868	(1,136)	0
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 22)	63	63	63
Other comprehensive income / (loss) for the year	48,652	5,726	(6,743)
Total comprehensive income for the year	603,344	440,847	2,134
Comprehensive loss attributable to the non-controlling interest (Note 15)	263	0	0
Total comprehensive income for the year attributable to Costamare Inc.	$ 603,607	$ 440,847	$ 2,134